EXHIBIT 99.1

CENTEX
HOME EQUITY
CORPORATION

Banc of America Securities

Bank of America

RMBS New Issue Term Sheet

Centex Home Equity Loan Trust 2001-A
$475,000,000 (Approximate)

Home Equity Loan Asset-backed Certificates,
Classes A-1, A-2, A-3, A-4, A-5, A-6 and A-7

Check Funding, LLC
Depositor

Centex Home Equity Corporation & CHEC CONDUIT FUNDING, LLC
Sellers

CENTEX HOME EQUITY CORPORATION
Servicer

March 5, 2001

Centex Home Equity Loan Trust 2001-A, $475,000,000 (approximate)
Asset Backed Certificates, Classes A-1, A-2, A-3, A-4, A-5, A-6 and A-7

                                           Offered Certificates

                                                            To Maturity:

                                                          Expected
             Expected                          Expected   Principal       Final
           Approximate   Interest   Principal    WAL      Window      Distribution       Expected Ratings
 Class        Size*        Type        Type     (yrs)      (mos)         Date

                                                                                      S&P    Moody's   Fitch
A-1 **    $133,000,000     Fixed       SEQ       0.91        19         2/25/2016     AAA      Aaa      AAA
A-2**      $59,000,000     Fixed       SEQ       2.03        11         5/25/2020     AAA      Aaa      AAA
A-3**      $70,000,000     Fixed       SEQ       3.04        17         11/25/2025    AAA      Aaa      AAA
A-4 **     $80,000,000     Fixed       SEQ       5.15        43         7/25/2029     AAA      Aaa      AAA
A-5 **     $41,300,000     Fixed       SEQ       9.52        55          4/25/2031    AAA      Aaa      AAA
A-6 **     $43,000,000     Fixed       NAS       6.44        102        4/25/2031     AAA      Aaa      AAA
A-7 **     $48,700,000    Floater       PT       2.68        127        4/25/2031     AAA      Aaa      AAA
-------   --------------- --------- --------- ---------- ----------    ----------- -------- -------- --------

                                                            To 20% Call:

                                                          Expected
             Expected                          Expected   Principal     Final
           Approximate   Interest   Principal    WAL      Window    Distribution       Expected Ratings
 Class        Size*        Type        Type     (yrs)      (mos)       Date

                                                                                     S&P     Moody's  Fitch
A-1 **    $133,000,000     Fixed     SEQ        0.91        19       2/25/2016       AAA       Aaa     AAA
A-2**      $59,000,000     Fixed     SEQ        2.03        11       5/25/2020       AAA       Aaa     AAA
A-3**      $70,000,000     Fixed     SEQ        3.04        17       11/25/2025      AAA       Aaa     AAA
A-4 **     $80,000,000     Fixed     SEQ        5.05        29       7/25/2029       AAA       Aaa     AAA
A-5 **     $41,300,000     Fixed     SEQ        6.11         1       4/25/2031       AAA       Aaa     AAA
A-6 **     $43,000,000     Fixed     NAS        5.57        37       4/25/2031       AAA       Aaa     AAA
A-7 **     $48,700,000    Floater     PT        2.47        73       4/25/2031       AAA       Aaa     AAA
----------------------------------- --------- ---------- ---------- --------------- ---------------------------
*  The Approximate Size is subject to a permitted variance in the aggregate of plus or minus 5%.
** Priced to call.

Structure:

(1)	The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-6 Certificates will be backed by Home Equity Loans in Group I. The Class A-7 Certificates will be backed by Home Equity Loans in Group II
(2)	The MBIA insurance policy will provide an irrevocable and unconditional financial guaranty of timely payment of interest and ultimate payment of principal on all Classes.
(3)	The [Class A-5 and Class A-6] Certificates may be subject to a Group I Net WAC Cap.
(4)	The Class A-7 Certificates are subject to the Available Funds Cap.
(5)	After the Clean-up Call Date, the pass through rate on the Class A-5 Certificate will increase by 0.50% and the margin on the Class A-7 Certificates will increase to 2 times the initial margin.

Pricing Speed:

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Centex Home Equity Loan Trust 2001-A, $475,000,000 (approximate)
Asset Backed Certificates, Classes A-1, A-2, A-3, A-4, A-5, A-6 and A-7

Home Equity Loan Group I	115% PPC 100% PPC assumes that prepayments start at 4% CPR in month one, increase by approximately 1.455% each month to 20% CPR in month twelve, and remain at 20% CPR thereafter.

Home Equity Loan Group II	28% CPR

Contact: Banc of America Securities LLC

                  Mortgage Trading/Syndicate(704) 386-7744    (704) 335-5904 (Fax)
                  Chris Hentemann           (chrishe@bankofamerica.com)
                  Bill Hale                 (bhale@bankofamerica.com)
                  Alex Cha                  (alex.i.cha@bankofamerica.com)
                  David Nagle               (david.w.nagle@bankofamerica.com)

                  Mortgage Finance          (704) 388-9668 (Fax)
                  Shahid Quraishi           (704) 388-9399 (shahid.h.quraishi@bankofamerica.com)
                  Michael Schoffelen        (704) 386-0932 (michael.p.schoffelen@bankofamerica.com)
                  Vikas Garg                (704) 388-3681 (vikas.garg@bankofamerica.com)
                  Scott Shultz              (704) 387-6040 scott.m.shultz@bankofamerica.com)

Centex Home Equity Loan Trust 2001-A, $475,000,000 (approximate)
Asset Backed Certificates, Classes A-1, A-2, A-3, A-4, A-5, A-6 and A-7

SUMMARY OF TERMS

Issuer:	Centex Home Equity Loan Trust 2001-A

Offered Certificates:	Group I Certificates Group II Certificates

Group I Certificates:	Class A-1 through A-6 certificates

Group II Certificates:	Class A-7 certificates

Depositor:	CHEC Funding, LLC

Originator and Servicer:	Centex Home Equity Corporation

Sellers:	Centex Home Equity Corporation and CHEC Conduit Funding, LLC

Certificate Insurer:	MBIA Insurance Corporation

Certificate Ratings:	S&P, Moody's and Fitch

Expected Settlement Date:	March 15, 2001 through DTC, Euroclear and Clearstream Banking

Distribution Date:	25th of each month, or the next succeeding Business Day (First Distribution Date: April 25, 2001)

Statistical Calculation Date:	February 12, 2001

Cut-Off Date:	March 1, 2001

Delay Days:	24 days on Class A-1 through Class A-6 certificates 0 days on Class A-7 certificates

Day Count:	30/360 on Class A-1 through Class A-6 certificates Act/360 on Class A-7 certificates

Interest Accrual Period:	Accrues during the month preceding a Distribution Date on Class A-1 through Class A-6 certificates

Accrues from the last Distribution Date (or the Closing Date in the case of the first Distribution Date) through the day preceding the current Distribution Date on Class A-7 certificates

Clean-up Call; Auction Sale; Additional Principal Distribution:

The clean-up call of the Trust is dependent on the aggregate outstanding principal balance of the Group I and Group II Home Equity Loans being reduced to less than 20% of the aggregate outstanding principal balance of the Group I and Group II Home Equity Loans on the Cut-Off Date.

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Centex Home Equity Loan Trust 2001-A, $475,000,000 (approximate)
Asset Backed Certificates, Classes A-1, A-2, A-3, A-4, A-5, A-6 and A-7

If the clean-up call is not exercised on the first date it could have been exercised, then on the next distribution date the Trustee will begin an auction process to sell the Home Equity Loans and other trust assets. The Trustee must receive proceeds in an amount equal to or greater than the aggregate unpaid principal balance of the Offered Certificates and all accrued and unpaid interest thereon and other amounts as described in the prospectus supplement, other than LIBOR carryover. If the auction is not successful, the Trustee will conduct another auction every third month thereafter.

If the clean-up call is not exercised, then starting on the third Distribution Date following the Distribution Date upon which the deal becomes eligible for call, all excess interest will be paid to the certificates of the related home equity loan group as an additional principal distribution amount until the certificates are paid to zero.

Servicing Fee:	0.50% of the aggregate Principal Balance of the Home Equity Loans

Denomination:	$1,000 and multiples of $1 in excess thereof

SMMEA Eligibility:	The Class A-1 through Class A-6 certificates are not expected to be SMMEA eligible; the Class A-7 certificates are expected to be SMMEA eligible

ERISA Eligibility:	The Certificates are expected to be ERISA eligible

Tax Status:	REMIC for federal income tax purposes

Mortgage Loan Pool:	Home Equity Loan Group I: Consists of all Home Equity Loans which accrue interest at a fixed rate

Home Equity Loan Group II: Consists of all Home Equity Loans which accrue interest at an adjustable rate, including those loans which bear interest at a fixed rate for two years before beginning to adjust

Credit Enhancement:
•	MBIA Insurance Policy

•	Excess Interest

•	Overcollateralization will be built to certain target levels set by MBIA; The overcollateralization level may step-down over time

•	Cross-collateralization: Excess interest from one loan group will be available to fund interest shortfalls, cover losses and build overcollateralization in the other loan group, according to the priority described in the Pooling and Servicing Agreement

Principal Distribution:
•	Class A-1 through Class A-6 Certificates are paid down primarily with principal collected on the Group I Loans: first the Class A-6 is paid its Class A-6 Principal Distribution Amount, then the Class A-1 through Class A-6 are paid sequentially

•	Class A-7 Certificates are paid down primarily with principal collected on the Group II Loans

The Class A-6 Principal Distribution Amount is equal to the Class A-6 Lockout Percentage multiplied by its pro-rata allocation of the Class A Principal Distribution Amount for the Group I Certificates.

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Centex Home Equity Loan Trust 2001-A, $475,000,000 (approximate)
Asset Backed Certificates, Classes A-1, A-2, A-3, A-4, A-5, A-6 and A-7

                   The Class A-6 Lockout Percentage is equal to the following:

                       Month                         Class A-6 Lockout Percentage
                       ----------
                       April 2001 to March 2004                  0%
                       April 2004 to March 2006                 45%
                       April 2006 to March 2007                 80%
                       April 2007 to March 2008                100%
                       April 2008 and thereafter               300%
Class A-1 through Class A-6 Interest:
•	Interest accrues on each class at a fixed pass-through rate.

•	The Class A-5 Certificate pass-through rate will increase by 0.50% on the first Distribution Date following the Clean-up Call.

•	The [Class A-5 and Class A-6] certificates may be subject to an interest rate cap equal to the Group I Net WAC Cap (Group I Home Equity Loan weighted average loan rate less the servicing fee, trustee fee, and insurance policy premium).

Class A-7 Interest	•	The Class A-7 Pass-Through Rate adjusts monthly and is equal to the lesser of (a) 1 month LIBOR plus the applicable margin and (b) the Class A-7 Available Funds Cap.

•

The Class A-7 Available Funds Cap is a rate with a numerator equal to the product of i) the weighted average Loan Rate of the Group II Home Equity Loans less the Servicing Fee, Trustee Fee, the Minimum Spread and the Surety Premium and ii) the aggregate loan balance of the Home Equity Loans in Group II, and a denominator equal to the outstanding balance of the Class A-7 Certificates. The Minimum Spread shall be a percentage per annum equal to 0% for Distribution Dates which occur prior to April 2002 and 0.50% for Distribution dates which occur in April 2002 or thereafter.

•	The margin on the Class A-7 Certificates will double on the first Distribution Date following the Clean-up Call.

•

The LIBOR Carryover feature pays any unpaid Class A-7 interest from prior Distribution Dates, due to the application of the respective Available Funds Cap, on future Distribution Dates (with accrued interest thereon) to the extent funds are available; The payment of any such amount is not rated by S&P, Moody's, or Fitch or guaranteed by MBIA.

Delinquency Advances:	The Servicer:

1.	Advances the unpaid interest to the trust out of its own funds or out of collections on the Home Equity Loans that are not required to be distributed on the related Distribution Date

2.

                     Has rights to reimbursement from the related Home Equity Loans, and if the advance is a non recoverable advance, from collections on all the Home Equity Loans. Also entitled to any amounts remaining from collections on the related Home Equity Loan group after making distributions on the related Distribution Date

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Centex Home Equity Loan Trust 2001-A, $475,000,000 (approximate)
Asset Backed Certificates, Classes A-1, A-2, A-3, A-4, A-5, A-6 and A-7

Servicer Advances:	The Servicer:

1.	Pays all out-of-pocket expenses to service these Home Equity Loans in connection with any related foreclosure or liquidation

2.

                     Has rights to reimbursement limited to liquidation proceeds realized upon the liquidation of the related Home Equity Loan and from any amounts remaining from collections on the related Home Equity Loan group after making distributions on the related Distribution Date

Compensating Interest:	The Servicer:

1.	Will be required to remit any interest shortfalls due to the receipt of less than 30 days of accrued interest with a full prepayment

2.

                     Has rights to reimbursement from all Home Equity Loans of the related Home Equity Loan group to the extent funds are available after making other required distributions on the related Distribution Date

This liability is capped at the related period's Servicing Fee

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Centex Home Equity Loan Trust 2001-A, $475,000,000 (approximate)
Asset Backed Certificates, Classes A-1, A-2, A-3, A-4, A-5, A-6 and A-7

                                           DESCRIPTION OF THE COLLATERAL
                                        Fixed Rate Home Equity Loan Group I
Summary
                                                               Total             Minimum        Maximum
                                                               -----             -------        -------
---------------------------------------------------------------------------------------------------------------
Statistical Calculation Date Aggregate Principal Balance     $360,167,247.07
Number of Loans                                                        5,599
Average Original Loan Balance                                     $64,403.48     $3,250.00      $572,388.00
Average Current Loan Balance                                      $64,327.07     $2,016.89      $572,388.00
Weighted Average Combined Original LTV                                79.61%         6.12%          100.00%
Weighted Average Second Mortgage Ratio                                93.71%         3.11%          100.00%
Weighted Average Gross Coupon                                        11.188%        5.990%          18.990%
Weighted Average Remaining Term to Maturity (months)                   301.2          30.0            360.0
Weighted Average Original Term (months)                                302.2          60.0            360.0
Weighted Average Debt to Income Ratio                                 39.29%          1.87%          58.18%
----------------------------------------------------------------------------------------------------------------
                                                                                         Percent of Statistical
                                                                                            Calculation Date
                                                              Range of Months               Principal Balance
                                                              ---------------               -------------------
             Range of Original Terms (in months)              0 to 180                             25.11%
                                                              181 to 240                            8.12%
                                                              241 to 360                           66.77%

             Fully Amortizing Mortgage Loans
                                                                                                   88.10%
             Balloon Mortgage Loans                                                                11.90%

             Lien Position                                    First                                91.27%
                                                              Second                                8.73%

             Property Type                                    Single Family                        90.11%
                                                              PUD                                   6.66%
                                                              Two- to Four-Family                   0.97%
                                                              Condo                                 0.82%
                                                              Townhouse                             0.43%
                                                              Manufactured                          1.01%

             Occupancy Status                                 Owner Occupied                       98.00%
                                                              Investment                            1.69%
                                                              Secondary                             0.31%

             Geographic Distribution                          Texas                                14.71%
                                                              Florida                               5.93%
                                                              Ohio                                  5.45%
                                                              Michigan                              5.25%
                                                              Other                                68.67%

             Largest Zip Code Concentration                   92592                                 0.23%

             Credit Level*                                    A+                                    8.96%
                                                              A-1                                  31.49%
                                                              A-2                                  30.75%
                                                              B                                    13.43%
                                                              C-1                                   9.88%
                                                              C-2                                   3.48%
                                                              D                                     2.02%
    ------------------------------------------------------------------------------------------------------------

         *Credit Level stratification above is based upon CHEC's Underwriting Guidelines and criteria.

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Centex Home Equity Loan Trust 2001-A, $475,000,000 (approximate)
Asset Backed Certificates, Classes A-1, A-2, A-3, A-4, A-5, A-6 and A-7

                                           DESCRIPTION OF THE COLLATERAL
                                        Fixed Rate Home Equity Loan Group I

State or Territory Distribution of Mortgaged Properties

                                                                 Statistical          % of Statistical
                                    Number Of                    Calculation            Calculation
       State or Territory         Home Equity Loans           Date Loan Balance      Date Loan Balance

Texas                                   902                     $52,978,109.31             14.71%
Florida                                 313                      21,350,772.59              5.93
Ohio                                    279                      19,621,920.95              5.45
Michigan                                266                      18,905,548.01              5.25
Georgia                                 219                      16,562,913.45              4.60
Tennessee                               244                      16,337,780.87              4.54
North Carolina                          235                      15,951,276.19              4.43
Missouri                                282                      14,655,387.46              4.07
Pennsylvania                            240                      12,745,167.61              3.54
Arizona                                 179                      12,271,682.43              3.41
California                              140                      11,621,111.35              3.23
Colorado                                108                      11,177,568.50              3.10
Louisiana                               185                      10,610,528.93              2.95
New York                                127                       9,754,859.98              2.71
Washington                              107                       8,692,735.45              2.41
Kansas                                  151                       8,197,713.56              2.28
Illinois                                130                       7,468,672.34              2.07
Minnesota                                90                       6,612,037.22              1.84
South Carolina                          103                       6,494,985.66              1.80
Mississippi                             131                       6,415,916.18              1.78
Wisconsin                               115                       6,220,990.17              1.73
Oklahoma                                123                       6,132,635.33              1.70
Kentucky                                 95                       5,941,222.61              1.65
New Jersey                               79                       5,637,598.59              1.57
Indiana                                  95                       5,299,213.54              1.47
Virginia                                 56                       4,215,746.68              1.17
Maine                                    54                       4,080,216.43              1.13
Arkansas                                 85                       3,964,472.04              1.10
Iowa                                     70                       3,372,011.92              0.94
New Mexico                               52                       3,076,922.72              0.85
Massachusetts                            40                       3,005,336.14              0.83
Maryland                                 34                       2,777,249.34              0.77
Nebraska                                 48                       2,747,480.37              0.76
Utah                                     25                       2,575,951.72              0.72
Connecticut                              28                       2,368,459.02              0.66
Nevada                                   29                       2,152,632.44              0.60
New Hampshire                            28                       1,943,452.75              0.54
Oregon                                   25                       1,803,628.38              0.50
Wyoming                                  21                       1,019,240.32              0.28
West Virginia                            23                         989,318.64              0.27
Delaware                                 10                         603,235.59              0.17
Idaho                                    10                         527,765.83              0.15
Rhode Island                              7                         439,984.53              0.12
Montana                                  10                         422,010.77              0.12
District of Columbia                      3                         227,504.37              0.06
South Dakota                              2                         135,331.97              0.04
Vermont                                   1                          60,946.82              0.02
                                  --------------------------------------------------------------------
TOTAL                                   5,599                  $360,167,247.07            100.00%

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Centex Home Equity Loan Trust 2001-A, $475,000,000 (approximate)
Asset Backed Certificates, Classes A-1, A-2, A-3, A-4, A-5, A-6 and A-7

                                           DESCRIPTION OF THE COLLATERAL
                                        Fixed Rate Home Equity Loan Group I

Original Combined Loan-to-Value Ratios (1)

 Range of Original Combined Loan                                 Statistical          % of Statistical
       To Value Ratios (%)               Number Of               Calculation            Calculation
                                     Home Equity Loans        Date Loan Balance      Date Loan Balance

  ‹= 10.00                                 1                        $14,808.79             0.00%
10.01 - 15.00                              5                        143,214.07             0.04
15.01 - 20.00                             18                        427,168.28             0.12
20.01 - 25.00                             15                        385,620.22             0.11
25.01 - 30.00                             35                        803,330.08             0.22
30.01 - 35.00                             42                      1,575,545.24             0.44
35.01 - 40.00                             68                      2,401,733.44             0.67
40.01 - 45.00                             59                      2,418,444.29             0.67
45.01 - 50.00                            102                      4,346,558.01             1.21
50.01 - 55.00                            108                      4,747,522.91             1.32
55.01 - 60.00                            148                      7,111,438.58             1.97
60.01 - 65.00                            239                     13,163,349.69             3.65
65.01 - 70.00                            345                     20,729,540.96             5.76
70.01 - 75.00                            534                     34,392,240.52             9.55
75.01 - 80.00                          1,423                    102,369,347.05            28.42
80.01 - 85.00                            840                     58,961,392.31            16.37
85.01 - 90.00                            912                     77,602,856.85            21.55
90.01 - 95.00                            236                     13,856,105.32             3.85
95.01 - 100.00                           469                     14,717,030.46             4.09
                              ---------------------------------------------------------------------------
    TOTAL                              5,599                   $360,167,247.07           100.00%
=========================================================================================================

(1) As of the Statistical Calculation Date, the weighted average Original
Combined Loan-to-Value of the fixed rate Home Equity Loans is approximately
79.61%.

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Centex Home Equity Loan Trust 2001-A, $475,000,000 (approximate)
Asset Backed Certificates, Classes A-1, A-2, A-3, A-4, A-5, A-6 and A-7

                                           DESCRIPTION OF THE COLLATERAL
                                        Fixed Rate Home Equity Loan Group I

Mortgage Rates (1)

                                                          Statistical         % of Statistical
   Range of                     Number Of                Calculation            Calculation
Coupon Rates (%)             Home Equity Loans         Date Loan Balance      Date Loan Balance
 5.501 -  6.000                      2                      $313,876.12             0.09%
 6.001 -  6.500                      2                       296,020.05             0.08
 6.501 -  7.000                      2                       310,828.66             0.09
 7.001 -  7.500                     24                     2,644,867.34             0.73
 7.501 -  8.000                     71                     7,529,378.25             2.09
 8.001 -  8.500                    109                    10,471,630.58             2.91
 8.501 -  9.000                    257                    23,783,252.14             6.60
 9.001 -  9.500                    222                    22,256,341.78             6.18
 9.501 - 10.000                    481                    40,351,541.15            11.20
10.001 - 10.500                    365                    28,686,154.99             7.96
10.501 - 11.000                    595                    43,815,488.46            12.17
11.001 - 11.500                    370                    25,053,489.61             6.96
11.501 - 12.000                    733                    46,635,984.83            12.95
12.001 - 12.500                    449                    26,363,744.23             7.32
12.501 - 13.000                    645                    31,880,556.29             8.85
13.001 - 13.500                    354                    16,214,729.93             4.50
13.501 - 14.000                    413                    16,145,146.89             4.48
14.001 - 14.500                    250                     8,861,592.22             2.46
14.501 - 15.000                    162                     6,147,655.44             1.71
15.001 - 15.500                     24                       887,903.47             0.25
15.501 - 16.000                     23                       652,768.73             0.18
16.001 - 16.500                     27                       540,568.82             0.15
16.501 - 17.000                     10                       250,710.37             0.07
17.501 - 18.000                      7                        56,983.90             0.02
18.501 - 19.000                      2                        16,032.82             0.00
                            ----------------------------------------------------------------------
     TOTAL                       5,599                  $360,167,247.07           100.00%

(1) As of the Statistical Calculation Date, the weighted average Mortgage Rate of the fixed rate Home Equity Loans is approximately 11.188%.

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Centex Home Equity Loan Trust 2001-A, $475,000,000 (approximate)
Asset Backed Certificates, Classes A-1, A-2, A-3, A-4, A-5, A-6 and A-7

                                           DESCRIPTION OF THE COLLATERAL
                                        Fixed Rate Home Equity Loan Group I
Current Mortgage Loan Principal Balance (1)

                                                           Statistical          % of Statistical
      Range of                     Number Of                Calculation            Calculation
 Loan Balances ($)            Home Equity Loans        Date Loan Balance      Date Loan Balance
     0.01 -    5,000.00              11                       $41,341.56             0.01%
  5,000.01 -  10,000.00              71                       580,458.61             0.16
 10,000.01 -  15,000.00             230                     2,931,631.66             0.81
 15,000.01 -  20,000.00             277                     4,902,787.56             1.36
 20,000.01 -  25,000.00             344                     7,896,513.16             2.19
 25,000.01 -  30,000.00             375                    10,386,934.52             2.88
 30,000.01 -  35,000.00             344                    11,239,391.33             3.12
 35,000.01 -  40,000.00             340                    12,830,172.54             3.56
 40,000.01 -  45,000.00             321                    13,734,885.00             3.81
 45,000.01 -  50,000.00             334                    15,956,742.22             4.43
 50,000.01 -  55,000.00             330                    17,318,368.63             4.81
 55,000.01 -  60,000.00             311                    17,928,897.03             4.98
 60,000.01 -  65,000.00             249                    15,589,302.91             4.33
 65,000.01 -  70,000.00             244                    16,445,543.80             4.57
 70,000.01 -  75,000.00             202                    14,648,015.62             4.07
 75,000.01 -  80,000.00             186                    14,423,853.67             4.00
 80,000.01 -  85,000.00             154                    12,725,360.51             3.53
 85,000.01 -  90,000.00             152                    13,324,329.09             3.70
 90,000.01 -  95,000.00              89                     8,235,127.85             2.29
 95,000.01 - 100,000.00             114                    11,159,424.82             3.10
100,000.01 - 105,000.00              95                     9,783,252.03             2.72
105,000.01 - 110,000.00              79                     8,503,339.45             2.36
110,000.01 - 115,000.00              80                     8,977,252.35             2.49
115,000.01 - 120,000.00              75                     8,853,062.40             2.46
120,000.01 - 125,000.00              68                     8,345,757.29             2.32
125,000.01 - 130,000.00              52                     6,666,408.97             1.85
130,000.01 - 135,000.00              57                     7,553,834.09             2.10
135,000.01 - 140,000.00              45                     6,191,350.89             1.72
140,000.01 - 145,000.00              29                     4,139,410.58             1.15
145,000.01 - 150,000.00              30                     4,437,467.93             1.23
150,000.01 - 200,000.00             182                    31,037,612.07             8.62
200,000.01 - 250,000.00              77                    17,076,179.27             4.74
250,000.01 - 300,000.00              28                     7,603,843.47             2.11
300,000.01 - 350,000.00              13                     4,174,581.67             1.16
350,000.01 - 400,000.00               7                     2,666,272.88             0.74
400,000.01 - 450,000.00               2                       830,445.58             0.23
450,000.01 - 500,000.00               1                       455,756.06             0.13
550,000.01 - 600,000.00               1                       572,338.00             0.16
                              -----------------------------------------------------------------
         TOTAL                    5,599                 $360,167,247.07           100.00%

(1) As of the Statistical Calculation Date, the average outstanding principal balance of the fixed rate Home Equity Loans is approximately $64,327.

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Centex Home Equity Loan Trust 2001-A, $475,000,000 (approximate)
Asset Backed Certificates, Classes A-1, A-2, A-3, A-4, A-5, A-6 and A-7

                                           DESCRIPTION OF THE COLLATERAL
                                        Fixed Rate Home Equity Loan Group I

Type of Mortgage Properties

                                                               Statistical          % of Statistical
                                         Number Of             Calculation            Calculation
          Property Type              Home Equity Loans      Date Loan Balance      Date Loan Balance
Single Family                              5,160              $324,544,302.65              90.11%
PUD                                          237                23,982,147.88               6.66
Manufactured Housing                          65                 3,652,022.86               1.01
Two- to Four-Family                           57                 3,505,914.34               0.97
Condominium                                   50                 2,939,433.48               0.82
Townhouse                                     30                 1,543,425.86               0.43
                                  ------------------------------------------------------------------------
              TOTAL                        5,599              $360,167,247.07             100.00%

Original Term to Maturity (1)

                                                                Statistical          % of Statistical
          Original Term                  Number Of              Calculation            Calculation
      to Maturity (months)           Home Equity Loans       Date Loan Balance      Date Loan Balance
             0 - 60                          77                 $1,160,572.72              0.32%
            61 - 120                        368                 10,853,167.09               3.01
            121 - 180                      1,550                78,417,320.58              21.77
            181 - 240                       586                 29,257,496.25               8.12
            241 - 300                        42                  3,088,522.55               0.86
            301 - 360                      2,976               237,390,167.88               65.91
                                  ------------------------------------------------------------------------
              TOTAL                        5,599              $360,167,247.07              100.00%

(1) As of the Statistical Calculation Date, the weighted average Original Term of the fixed rate Home Equity Loans is approximately 302 months.

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Centex Home Equity Loan Trust 2001-A, $475,000,000 (approximate)
Asset Backed Certificates, Classes A-1, A-2, A-3, A-4, A-5, A-6 and A-7

                                           DESCRIPTION OF THE COLLATERAL
                                        Fixed Rate Home Equity Loan Group I

Remaining Term to Maturity (1)

                                                                 Statistical          % of Statistical
         Remaining Term                  Number Of               Calculation            Calculation
      to Maturity (months)           Home Equity Loans        Date Loan Balance      Date Loan Balance
             0 - 60                          77                 $1,160,572.72               0.32%
            61 - 120                        368                 10,853,167.09               3.01
           121 - 180                      1,550                 78,417,320.58              21.77
           181 - 240                        586                 29,257,496.25               8.12
           241 - 300                         42                  3,088,522.55               0.86
           301 - 360                      2,976                237,390,167.88              65.91
                                  ------------------------------------------------------------------------
              TOTAL                       5,599               $360,167,247.07             100.00%

(1) As of the Statistical Calculation Date, the weighted average Remaining Term of the fixed rate Home Equity Loans is approximately 301 months.

Seasoning (1)

                                                                 Statistical          % of Statistical
                                         Number Of               Calculation            Calculation
       Seasoning (months)            Home Equity Loans        Date Loan Balance      Date Loan Balance
                 0                           2,085               $136,819,846.71            37.99%
               1 - 6                         3,459                222,437,218.60            61.76
              7 - 12                            33                    505,573.42             0.14
             13 - 18                            15                    290,572.79             0.08
             19 - 24                             5                    106,560.75             0.03
             25 - 30                             2                      7,474.80             0.00
                                  ------------------------------------------------------------------------
              TOTAL                           5,599              $360,167,247.07           100.00%

(1) As of the Statistical Calculation Date, the weighted average Seasoning of the fixed rate Home Equity Loans is approximately 1 month.

Occupancy Types

                                                                 Statistical          % of Statistical
                                         Number Of               Calculation            Calculation
        Occupancy Status             Home Equity Loans        Date Loan Balance      Date Loan Balance
Primary Home                               5,439               $352,966,753.62             98.00%
Investment Property                          137                  6,088,123.72              1.69
Second Home                                   23                  1,112,369.73              0.31
                                  ------------------------------------------------------------------------
              TOTAL                        5,599               $360,167,247.07            100.00%

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Centex Home Equity Loan Trust 2001-A, $475,000,000 (approximate)
Asset Backed Certificates, Classes A-1, A-2, A-3, A-4, A-5, A-6 and A-7

                                           DESCRIPTION OF THE COLLATERAL
                                        Fixed Rate Home Equity Loan Group I

Lien Position

                                                                 Statistical          % of Statistical
                                         Number Of               Calculation            Calculation
          Lien Position              Home Equity Loans        Date Loan Balance      Date Loan Balance
1st Lien                                   4,516               $328,706,753.04             91.27%
2nd Lien                                   1,083                 31,460,494.03              8.73
                                  ------------------------------------------------------------------------
              TOTAL                        5,599               $360,167,247.07            100.00%

Documentation of Mortgage Loans

                                                                 Statistical          % of Statistical
                                         Number Of               Calculation            Calculation
       Documentation Type            Home Equity Loans        Date Loan Balance      Date Loan Balance
Full Documentation                         5,066               $315,074,121.43             87.48%
Stated Income                                357                 26,874,859.95              7.46
Limited Documentation                        176                 18,218,265.69              5.06
                                  ------------------------------------------------------------------------
              TOTAL                        5,599               $360,167,247.07            100.00%

Credit Grade

                                                                 Statistical          % of Statistical
                                         Number Of               Calculation            Calculation
          Credit Grade               Home Equity Loans        Date Loan Balance      Date Loan Balance
               A+                            465                $32,264,536.35              8.96%
               A-1                         1,583                113,432,970.00              31.49
               A-2                         1,669                110,733,902.08              30.75
                B                            798                 48,354,565.34              13.43
               C-1                           730                 35,577,830.68               9.88
               C-2                           231                 12,536,245.06               3.48
                D                            123                  7,267,197.56               2.02
                                  ------------------------------------------------------------------------
              TOTAL                        5,599               $360,167,247.07            100.00%

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Centex Home Equity Loan Trust 2001-A, $475,000,000 (approximate)
Asset Backed Certificates, Classes A-1, A-2, A-3, A-4, A-5, A-6 and A-7

                                           DESCRIPTION OF THE COLLATERAL
                                        Fixed Rate Home Equity Loan Group I

Range of Second Mortgage Ratios (1)

                                                               Statistical          % of Statistical
      Range of Second                 Number Of               Calculation            Calculation
   Mortgage Rates (%)               Home Equity Loans        Date Loan Balance      Date Loan Balance
Less than or equal to 10.00              109                 $1,432,820.56               4.55%
     10.01 - 15.00                       113                  1,998,881.89               6.35
     15.01 - 20.00                       430                  10,669,409.92             33.91
     20.01 - 25.00                       127                   3,843,583.69             12.22
     25.01 - 30.00                        86                   2,903,187.42              9.23
     30.01 - 35.00                        70                   2,943,463.40              9.36
     35.01 - 40.00                        44                   1,754,780.37              5.58
     40.01 - 45.00                        32                   1,751,073.52              5.57
     45.01 - 50.00                        23                   1,273,999.12              4.05
     50.01 - 55.00                        17                   1,136,145.61              3.61
     55.01 - 60.00                         8                     664,515.11              2.11
     60.01 - 65.00                         7                     329,088.53              1.05
     65.01 - 70.00                         4                     196,424.36              0.62
     70.01 - 75.00                         7                     242,836.04              0.77
     75.01 - 80.00                         2                      79,075.26              0.25
     80.01 - 85.00                         2                      95,303.95              0.30
     85.01 - 90.00                         1                     124,855.41              0.40
     90.01 - 95.00                         1                      21,050.87              0.07
                                   -----------------------------------------------------------------------
              TOTAL                        1,083             $31,460,494.03            100.00%
==========================================================================================================

(1) Applies only to the Home Equity Loans in the second lien position. The
Second Mortgage Ratios shown above are equal to, with respect to each Home
Equity Loan in the second lien position, the original principal balance of the
Home Equity Loan at the date of origination divided by the sum of (a) the original principal balance of the Home Equity Loan at the date of origination and (b) the remaining principal balance of the senior lien on the related
Mortgaged Property at the date of origination of the Home Equity Loan.

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Centex Home Equity Loan Trust 2001-A, $475,000,000 (approximate)
Asset Backed Certificates, Classes A-1, A-2, A-3, A-4, A-5, A-6 and A-7

                                           DESCRIPTION OF THE COLLATERAL
                                     Adjustable Rate Home Equity Loan Group II
Summary
                                                                     Total           Minimum       Maximum
     -------------------------------------------------------------------------------------------------------------
     Statistical Calculation Date Aggregate Principal Balance     $41,180,006.54
     Number of Loans                                                         355
     Average Original Loan Balance                                   $116,039.39   $11,460.00     $382,925.00
     Average Current Loan Balance                                    $116,000.02   $11,456.78     $382,815.19
     Weighted Average Combined Original LTV                               82.37%       18.26%          98.44%
     Weighted Average Gross Coupon                                       10.402%       7.150%         14.250%
     Weighted Average Remaining Term to Maturity (months)                  356.3        118.0           360.0
     Weighted Average Original Term (months)                               357.1        120.0           360.0
     Weighted Average Gross Margin                                        5.356%        2.650          9.100%
     Weighted Average Gross Lifetime Cap                                 17.361%      14.150%         21.250%
     Weighted Average Periodic Cap                                        1.016%       1.000%          6.000%
     Weighted Average Debt to Income Ratio                                41.58%       11.35%          55.45%
    --------------------------------------------------------------------------------------------------------------
                                                                                        Percent of Statistical
                                                                                            Calculation Date
                                                                 Range of months           Principal Balance
                                                                 ---------------           -----------------
             Original Term (in months)                           0 - 120                             0.32%
                                                                 121 - 180                           0.83%
                                                                 181 - 240                           0.56%

             2/28 Arms                                                                              70.30%
             6 Month Arms                                                                           29.70%
             Index                                               6 Month LIBOR
             Lien Position                                       First                             100.00%

             Property Type                                       Single Family                      87.26%
                                                                 PUD                                10.12%
                                                                 Condo                               1.15%
                                                                 Townhouse                           0.75%
                                                                 Manufactured                        0.55%
                                                                 Two- to Four-Family                 0.17%

             Occupancy Status                                    Owner Occupied                     98.04%
                                                                 Investment                          1.28%
                                                                 Secondary                           0.67%

             Geographic Distribution                             California                         41.88%
                                                                 Washington                          8.10%
                                                                 Georgia                             5.94%
                                                                 Wisconsin                           5.42%
                                                                 Other                              38.65%

             Largest Zip Code Concentration                      91913                               2.64%

             Credit Level*                                       A+                                  3.19%
                                                                 A-1                                24.21%
                                                                 A-2                                42.12%
                                                                 B                                  16.96%
                                                                 C-1                                10.14%
                                                                 C-2                                 3.39%

* Credit Level stratification above is based upon CHEC's Underwriting Guidelines and criteria.

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Centex Home Equity Loan Trust 2001-A, $475,000,000 (approximate)
Asset Backed Certificates, Classes A-1, A-2, A-3, A-4, A-5, A-6 and A-7

                                           DESCRIPTION OF THE COLLATERAL
                                     Adjustable Rate Home Equity Loan Group II

State or Territory Distribution of Mortgaged Properties

                                                                 Statistical          % of Statistical
                                         Number Of               Calculation            Calculation
   State or Territory                Home Equity Loans        Date Loan Balance      Date Loan Balance
California                                  99                   $17,247,811.00            41.88%
Washington                                  24                     3,335,053.58             8.10
Georgia                                     27                     2,446,502.54             5.94
Wisconsin                                   23                     2,232,442.45             5.42
Michigan                                    16                     1,725,897.64             4.19
North Carolina                              20                     1,573,464.14             3.82
Florida                                     13                     1,430,650.01             3.47
Tennessee                                   17                     1,406,578.23             3.42
Arizona                                     16                     1,326,077.52             3.22
Illinois                                     8                       928,888.51             2.26
Pennsylvania                                15                       842,723.07             2.05
Missouri                                    10                       752,641.08             1.83
Oklahoma                                     7                       738,595.94             1.79
New Jersey                                   4                       647,279.59             1.57
Ohio                                        10                       646,401.78             1.57
South Carolina                               8                       487,061.22             1.18
New York                                     3                       465,956.78             1.13
Connecticut                                  4                       346,974.48             0.84
Mississippi                                  3                       318,640.66             0.77
Louisiana                                    3                       316,847.26             0.77
Utah                                         3                       259,765.88             0.63
Iowa                                         3                       214,187.43             0.52
Colorado                                     2                       188,506.85             0.46
Nebraska                                     1                       183,521.68             0.45
Kansas                                       3                       173,609.86             0.42
Minnesota                                    2                       151,762.17             0.37
Kentucky                                     2                       132,536.83             0.32
Delaware                                     1                       127,500.00             0.31
Arkansas                                     2                        93,215.92             0.23
Idaho                                        1                        92,651.93             0.22
Oregon                                       1                        92,000.00             0.22
South Dakota                                 1                        90,714.70             0.22
West Virginia                                2                        85,816.35             0.21
Virginia                                     1                        77,729.46             0.19
                                   ------------------------------------------------------------------------
              TOTAL                        355                   $41,180,006.54            100.00%

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Centex Home Equity Loan Trust 2001-A, $475,000,000 (approximate)
Asset Backed Certificates, Classes A-1, A-2, A-3, A-4, A-5, A-6 and A-7

                                           DESCRIPTION OF THE COLLATERAL
                                     Adjustable Rate Home Equity Loan Group II

Original Combined Loan-to-Value Ratios (1)

    Range of                                                 Statistical          % of Statistical
 Original Combined                  Number Of               Calculation            Calculation
Loan To Value Ratios (%)         Home Equity Loans        Date Loan Balance      Date Loan Balance
 15.01 - 20.00                        2                        $74,225.91             0.18%
 20.01 - 25.00                        2                         65,038.83             0.16
 25.01 - 30.00                        1                         84,979.19             0.21
 30.01 - 35.00                        4                        186,602.07             0.45
 45.01 - 50.00                        2                         90,871.91             0.22
 50.01 - 55.00                        4                        271,096.25             0.66
 55.01 - 60.00                        6                        439,405.68             1.07
 60.01 - 65.00                        8                        458,029.98             1.11
 65.01 - 70.00                        7                        455,410.52             1.11
 70.01 - 75.00                       21                      1,983,851.06             4.82
 75.01 - 80.00                      116                     14,819,132.74            35.99
 80.01 - 85.00                       76                      8,902,531.66            21.62
 85.01 - 90.00                       90                     11,923,429.46            28.95
 90.01 - 95.00                       11                      1,051,213.26             2.55
95.01 - 100.00                        5                        374,188.02             0.91
                            ------------------------------------------------------------------------
     TOTAL                          355                    $41,180,006.54           100.00%
====================================================================================================

(1) As of the Statistical Calculation Date, the weighted average Original
Combined Loan-to-Value of the adjustable rate Home Equity Loans is approximately
82.37%.

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Centex Home Equity Loan Trust 2001-A, $475,000,000 (approximate)
Asset Backed Certificates, Classes A-1, A-2, A-3, A-4, A-5, A-6 and A-7

                                           DESCRIPTION OF THE COLLATERAL
                                     Adjustable Rate Home Equity Loan Group II

Mortgage Rates (1)

                                                                 Statistical          % of Statistical
            Range of                     Number Of               Calculation            Calculation
        Coupon Rates (%)             Home Equity Loans        Date Loan Balance      Date Loan Balance
      7.001 -  7.500                        4                      $448,156.98              1.09%
      7.501 -  8.000                        6                       882,022.18              2.14
      8.001 -  8.500                       14                     2,366,854.50              5.75
      8.501 -  9.000                       28                     3,502,855.25              8.51
      9.001 -  9.500                       25                     4,248,951.49             10.32
      9.501 - 10.000                       54                     7,401,124.93             17.97
     10.001 - 10.500                       38                     4,678,388.82             11.36
     10.501 - 11.000                       47                     6,112,486.40             14.84
     11.001 - 11.500                       25                     2,180,041.98              5.29
     11.501 - 12.000                       51                     4,773,268.10             11.59
     12.001 - 12.500                       24                     2,042,034.85              4.96
     12.501 - 13.000                       26                     1,799,914.98              4.37
     13.001 - 13.500                        9                       475,168.82              1.15
     13.501 - 14.000                        3                       206,497.96              0.50
     14.001 - 14.500                        1                        62,239.30              0.15
                                 --------------------------------------------------------------------
     TOTAL                                355                   $41,180,006.54            100.00%

(1) As of the Statistical Calculation Date, the weighted average Mortgage Rate of the adjustable rate Home Equity Loans is approximately 10.402%.

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Centex Home Equity Loan Trust 2001-A, $475,000,000 (approximate)
Asset Backed Certificates, Classes A-1, A-2, A-3, A-4, A-5, A-6 and A-7

                                           DESCRIPTION OF THE COLLATERAL
                                     Adjustable Rate Home Equity Loan Group II

Current Mortgage Loan Principal Balance (1)

                                                                Statistical          % of Statistical
         Range of                     Number Of                 Calculation            Calculation
     Loan Balances ($)            Home Equity Loans          Date Loan Balance       Date Loan Balance
 10,000.01 -  15,000.00                     2                      $23,016.11               0.06%
 15,000.01 -  20,000.00                     3                       48,352.37               0.12
 20,000.01 -  25,000.00                     1                       21,000.00               0.05
 25,000.01 -  30,000.00                     5                      140,447.53               0.34
 30,000.01 -  35,000.00                     7                      229,488.00               0.56
 35,000.01 -  40,000.00                     6                      228,238.26               0.55
 40,000.01 -  45,000.00                    11                      463,600.52               1.13
 45,000.01 -  50,000.00                     9                      437,759.09               1.06
 50,000.01 -  55,000.00                     7                      372,647.16               0.90
 55,000.01 -  60,000.00                    20                    1,146,309.13               2.78
 60,000.01 -  65,000.00                    19                    1,191,292.17               2.89
 65,000.01 -  70,000.00                    17                    1,146,555.55               2.78
 70,000.01 -  75,000.00                    19                    1,374,208.80               3.34
 75,000.01 -  80,000.00                     9                      694,103.32               1.69
 80,000.01 -  85,000.00                    16                    1,321,248.57               3.21
 85,000.01 -  90,000.00                    12                    1,052,396.29               2.56
 90,000.01 -  95,000.00                    13                    1,205,894.10               2.93
 95,000.01 - 100,000.00                     9                      887,747.66               2.16
100,000.01 - 105,000.00                    13                    1,335,294.46               3.24
105,000.01 - 110,000.00                     8                      859,222.09               2.09
110,000.01 - 115,000.00                     6                      676,242.55               1.64
115,000.01 - 120,000.00                    14                    1,657,089.34               4.02
120,000.01 - 125,000.00                     7                      854,268.06               2.07
125,000.01 - 130,000.00                     8                    1,018,621.04               2.47
130,000.01 - 135,000.00                     5                      655,790.92               1.59
135,000.01 - 140,000.00                     6                      823,201.85               2.00
140,000.01 - 145,000.00                     5                      719,451.73               1.75
145,000.01 - 150,000.00                     7                    1,032,896.53               2.51
150,000.01 - 200,000.00                    38                    6,538,737.20              15.88
200,000.01 - 250,000.00                    35                    7,794,090.61              18.93
250,000.01 - 300,000.00                    13                    3,550,319.34               8.62
300,000.01 - 350,000.00                     4                    1,297,661.00               3.15
350,000.01 - 400,000.00                     1                      382,815.19               0.93
                                   --------------------------------------------------------------------
         TOTAL                            355                  $41,180,006.54             100.00%

(1) As of the Statistical Calculation Date, the average outstanding principal balance of the adjustable rate Home Equity Loans is approximately $116,000.

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Centex Home Equity Loan Trust 2001-A, $475,000,000 (approximate)
Asset Backed Certificates, Classes A-1, A-2, A-3, A-4, A-5, A-6 and A-7

                                           DESCRIPTION OF THE COLLATERAL
                                     Adjustable Rate Home Equity Loan Group II

Type of Mortgage Properties

                                                                 Statistical          % of Statistical
                                         Number Of               Calculation            Calculation
          Property Type              Home Equity Loans        Date Loan Balance      Date Loan Balance
Single Family                               319                $35,934,688.25              87.26%
PUD                                          24                  4,166,045.58              10.12
Condominium                                   4                    472,757.60               1.15
Townhouse                                     2                    310,086.09               0.75
Manufactured Housing                          3                    226,270.82               0.55
Two- to Four-Family                           3                     70,158.20               0.17
                                  ------------------------------------------------------------------------
              TOTAL                         355                $41,180,006.54             100.00%

Original Term to Maturity (1)

                                                                 Statistical          % of Statistical
          Original Term                  Number Of               Calculation            Calculation
      to Maturity (months)           Home Equity Loans        Date Loan Balance      Date Loan Balance
            61 - 120                          3                   $130,445.17               0.32%
            121 - 180                         4                    340,246.17               0.83
            181 - 240                         3                    230,561.62               0.56
            301 - 360                       345                 40,478,753.58              98.30
                                  ------------------------------------------------------------------------
              TOTAL                         355                $41,180,006.54             100.00%

(1) As of the Statistical Calculation Date, the weighted average Original Term of the adjustable rate Home Equity Loans is approximately 357 months.

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Centex Home Equity Loan Trust 2001-A, $475,000,000 (approximate)
Asset Backed Certificates, Classes A-1, A-2, A-3, A-4, A-5, A-6 and A-7

                                           DESCRIPTION OF THE COLLATERAL
                                     Adjustable Rate Home Equity Loan Group II

Remaining Term to Maturity (1)

                                                                 Statistical          % of Statistical
         Remaining Term                  Number Of               Calculation            Calculation
      to Maturity (months)           Home Equity Loans        Date Loan Balance      Date Loan Balance
            61  - 120                        3                   $130,445.17               0.32%
            121 - 180                        4                    340,246.17               0.83
            181 - 240                        3                    230,561.62               0.56
            301 - 360                      345                 40,478,753.58              98.30
                                  ------------------------------------------------------------------------
              TOTAL                        355                $41,180,006.54             100.00%

(1) As of the Statistical Calculation Date, the weighted average Remaining Term of the adjustable rate Home Equity Loans is approximately 356 months.

Seasoning (1)

                                                                 Statistical          % of Statistical
                                         Number Of               Calculation            Calculation
       Seasoning (months)            Home Equity Loans        Date Loan Balance      Date Loan Balance
                0                           164                $18,247,171.14              44.31%
              1 - 6                         191                 22,932,835.40              55.69
                                  ------------------------------------------------------------------------
              TOTAL                         355                $41,180,006.54             100.00%

(1) As of the Statistical Calculation Date, the weighted average Seasoning of the adjustable rate Home Equity Loans is approximately 1 month.

Occupancy Types

                                                                 Statistical          % of Statistical
                                         Number Of               Calculation            Calculation
        Occupancy Status             Home Equity Loans        Date Loan Balance      Date Loan Balance
Primary Home                                343                 $40,374,634.10              98.04%
Investment Property                          10                     527,604.53               1.28
Second Home                                   2                     277,767.91               0.67
                                  ------------------------------------------------------------------------
              TOTAL                         355                 $41,180,006.54             100.00%

                                           DESCRIPTION OF THE COLLATERAL
                                     Adjustable Rate Home Equity Loan Group II

Documentation of Mortgage Loans

                                                                 Statistical          % of Statistical
                                         Number Of               Calculation            Calculation
       Documentation Type            Home Equity Loans        Date Loan Balance      Date Loan Balance
Full Documentation                          320                $36,563,776.16              88.79%
Limited Documentation                        16                  2,460,666.79                5.98
Stated Income                                19                  2,155,563.59                5.23
                                  ------------------------------------------------------------------------
              TOTAL                         355                $41,180,006.54             100.00%

Credit Grade

                                                                 Statistical          % of Statistical
                                         Number Of               Calculation            Calculation
          Credit Grade               Home Equity Loans        Date Loan Balance      Date Loan Balance
               A+                            10                 $1,311,749.34                3.19%
               A-1                           69                  9,970,383.29               24.21
               A-2                          132                 17,343,572.48               42.12
                B                            72                  6,982,238.23               16.96
               C-1                           54                  4,176,506.80               10.14
               C-2                           18                  1,395,556.40                3.39
                                  ------------------------------------------------------------------------
              TOTAL                         355                $41,180,006.54             100.00%

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Centex Home Equity Loan Trust 2001-A, $475,000,000 (approximate)
Asset Backed Certificates, Classes A-1, A-2, A-3, A-4, A-5, A-6 and A-7

                                           DESCRIPTION OF THE COLLATERAL
                                     Adjustable Rate Home Equity Loan Group II

Margin (1)

                                                                 Statistical          % of Statistical
            Range of                     Number Of               Calculation            Calculation
        Gross Margin (%)             Home Equity Loans        Date Loan Balance      Date Loan Balance
          2.501 - 3.000                       8                $1,049,012.56                2.55%
          3.001 - 3.500                      15                 2,352,554.55                5.71
          3.501 - 4.000                      20                 3,562,932.03                8.65
          4.001 - 4.500                      39                 4,952,783.31               12.03
          4.501 - 5.000                      43                 5,434,796.03               13.20
          5.001 - 5.500                      44                 6,131,488.85               14.89
          5.501 - 6.000                      38                 4,067,345.56                9.88
          6.001 - 6.500                      55                 5,473,650.12               13.29
          6.501 - 7.000                      33                 3,284,015.33                7.97
          7.001 - 7.500                      25                 2,331,625.56                5.66
          7.501 - 8.000                      19                 1,447,215.26                3.51
          8.001 - 8.500                       9                   492,981.20                1.20
          8.501 - 9.000                       6                   558,074.04                1.36
          9.001 - 9.500                       1                    41,532.14                0.10
                                  ------------------------------------------------------------------------
              TOTAL                         355                $41,180,006.54             100.00%

(1) As of the Statistical Calculation Date, the weighted average Margin of the adjustable rate Home Equity Loans is approximately 5.356%.

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Centex Home Equity Loan Trust 2001-A, $475,000,000 (approximate)
Asset Backed Certificates, Classes A-1, A-2, A-3, A-4, A-5, A-6 and A-7

                                           DESCRIPTION OF THE COLLATERAL
                                     Adjustable Rate Home Equity Loan Group II

Maximum Rates (1)

                                                                 Statistical          % of Statistical
            Range of                     Number Of               Calculation            Calculation
        Maximum Rates (%)            Home Equity Loans        Date Loan Balance      Date Loan Balance
         14.001 - 14.500                      4                    $448,156.98               1.09%
         14.501 - 15.000                      6                     882,022.18               2.14
         15.001 - 15.500                     14                   2,366,854.50               5.75
         15.501 - 16.000                     28                   3,502,855.25               8.51
         16.001 - 16.500                     26                   4,384,951.49              10.65
         16.501 - 17.000                     58                   8,073,528.53              19.61
         17.001 - 17.500                     41                   4,835,845.77              11.74
         17.501 - 18.000                     47                   5,804,085.33              14.09
         18.001 - 18.500                     22                   1,926,508.49               4.68
         18.501 - 19.000                     48                   4,477,515.57              10.87
         19.001 - 19.500                     24                   2,127,083.95               5.17
         19.501 - 20.000                     25                   1,731,664.98               4.21
         20.001 - 20.500                      8                     350,196.26               0.85
         20.501 - 21.000                      3                     206,497.96               0.50
         21.001 - 21.500                      1                      62,239.3                0.15
                                  ------------------------------------------------------------------------
              TOTAL                         355                $41,180,006.54             100.00%

(1) As of the Statistical Calculation Date, the weighted average Maximum Rate of the adjustable rate Home Equity Loans is approximately 17.361%

Next Adjustment Date

                                                                 Statistical          % of Statistical
          Next Interest                  Number Of               Calculation            Calculation
         Adjustment Date             Home Equity Loans        Date Loan Balance      Date Loan Balance
             Jun-01                          29                 $3,384,559.68              8.22%
             Jul-01                          41                  4,583,850.50             11.13%
             Aug-01                          40                  4,261,918.18             10.35%
             Aug-02                           2                    197,659.09              0.48%
             Oct-02                           1                     77,729.46              0.19%
             Nov-02                           7                    471,982.54              1.15%
             Dec-02                          97                 11,348,390.76             27.56%
             Jan-03                          63                  8,286,826.84             20.12%
             Feb-03                          74                  8,495,089.49             20.63%
             Mar-03                           1                     72,000.00              0.17%
                                  ------------------------------------------------------------------------
              TOTAL                         355                $41,180,006.54             100.00%

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Centex Home Equity Loan Trust 2001-A, $475,000,000 (approximate)
Asset Backed Certificates, Classes A-1, A-2, A-3, A-4, A-5, A-6 and A-7

                                      BOND SUMMARY (to Maturity)

Prepayment Scenarios
                                   I         II         III          IV           V          VI         VII
Group I (PPC %)                   50%        75%        100%        115%         150%        200%       250%
Group II (CPR %)                  12%        18%        24%          28%          36%         50%        60%

A-1 (To Maturity)
-----------------------------------------------------------------------------------------------------------------
       Prepayment Scenario         I         II         III          IV           V          VI         VII
-----------------------------------------------------------------------------------------------------------------
Average Life (yrs.)              1.61       1.21        0.99        0.91        0.76        0.64       0.56
Modified Duration (yrs.)*        1.49       1.13        0.94        0.86        0.73        0.62       0.54
First Principal Payment Date    4/25/01    4/25/01    4/25/01      4/25/01     4/25/01     4/25/01    4/25/01
Maturity                        6/25/04    7/25/03    1/25/03     10/25/02     7/25/02     4/25/02    2/25/02
Principal Windows (mos.)          39         28          22          19          16          13         11

A-2 (To Maturity)
--------------------------------------------------------------------------------------------------------------
       Prepayment Scenario         I         II         III          IV           V          VI         VII
--------------------------------------------------------------------------------------------------------------
Average Life (yrs.)              4.21       2.93        2.28        2.03        1.62        1.28       1.08
Modified Duration (yrs.)*        3.65       2.64        2.09        1.87        1.51        1.21       1.02
First Principal Payment Date    6/25/04    7/25/03    1/25/03     10/25/02     7/25/02     4/25/02    2/25/02
Maturity                        5/25/06   10/25/04    12/25/03     8/25/03     2/25/03     9/25/02    6/25/02
Principal Windows (mos.)          24         16          12          11           8           6          5

A-3 (To Maturity)
--------------------------------------------------------------------------------------------------------------
       Prepayment Scenario         I         II         III          IV           V          VI         VII
--------------------------------------------------------------------------------------------------------------
Average Life (yrs.)              6.99       4.63        3.49        3.04        2.36        1.80       1.46
Modified Duration (yrs.)*        5.55       3.94        3.07        2.71        2.14        1.66       1.37
First Principal Payment Date    5/25/06   10/25/04    12/25/03     8/25/03     2/25/03     9/25/02    6/25/02
Maturity                        7/25/10    1/25/07    7/25/05     12/25/04     1/25/04     4/25/03   11/25/02
Principal Windows (mos.)          51         28          20          17          12           8          6

A-4 (To Maturity)
--------------------------------------------------------------------------------------------------------------
       Prepayment Scenario         I         II         III          IV           V          VI         VII
--------------------------------------------------------------------------------------------------------------
Average Life (yrs.)              12.63      8.63        6.15        5.15        3.79        2.72       2.10
Modified Duration (yrs.)*        8.42       6.42        4.92        4.26        3.27        2.43       1.91
First Principal Payment Date    7/25/10    1/25/07    7/25/05     12/25/04     1/25/04     4/25/03   11/25/02
Maturity                        6/25/16   12/25/12    2/25/10      6/25/08     3/25/06     9/25/04   11/25/03
Principal Windows (mos.)          72         72          56          43          27          18         13

* Modified Duration is calculated assuming a price of Par.

Prepayment Scenarios
                                     I         II         III         IV          V         VI         VII
Group I (PPC %)                     50%        75%        100%       115%       150%       200%       250%
Group II (CPR %)                    12%        18%        24%         28%        36%        50%        60%

A-5 (To Maturity)
----------------------------------------------------------------------------------------------------------------
       Prepayment Scenario           I         II         III         IV          V         VI         VII
----------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                17.65      13.65      10.86       9.52       6.79       4.34       3.13
Modified Duration (yrs.)*          10.01      8.64        7.45       6.79       5.25       3.64       2.74
First Principal Payment Date      6/25/16   12/25/12    2/25/10     6/25/08    3/25/06    9/25/04   11/25/03
Maturity                          6/25/21   10/25/16    4/25/14    12/25/12    8/25/10    3/25/07    1/25/05
Principal Windows (mos.)            61         47          51         55         54         31         15

A-6 (To Maturity)
----------------------------------------------------------------------------------------------------------------
       Prepayment Scenario           I         II         III         IV          V         VI         VII
----------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                8.27       7.36        6.72       6.44       5.90       5.21       4.30
Modified Duration (yrs.)*          6.17       5.67        5.29       5.11       4.76       4.31       3.66
First Principal Payment Date      4/25/04    4/25/04    4/25/04     4/25/04    4/25/04    4/25/04    4/25/04
Maturity                          4/25/21    2/25/16    2/25/14     9/25/12    6/25/10    5/25/08   11/25/06
Principal Windows (mos.)            205        143        119         102        75         50         32

A-7 (To Maturity)
----------------------------------------------------------------------------------------------------------------
       Prepayment Scenario           I         II         III         IV          V         VI         VII
----------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                6.14       4.22        3.16       2.68       2.02       1.34       0.99
Modified Duration (yrs.)*          4.56       3.38        2.64       2.30       1.78       1.22       0.92
First Principal Payment Date      4/25/01    4/25/01    4/25/01     4/25/01    4/25/01    4/25/01    4/25/01
Maturity                         11/25/20    3/25/16    3/25/13    10/25/11    8/25/09    5/25/07    3/25/05
Principal Windows (mos.)            236        180        144         127        101        74         48

* Modified Duration is calculated assuming a price of Par.

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Centex Home Equity Loan Trust 2001-A, $475,000,000 (approximate)
Asset Backed Certificates, Classes A-1, A-2, A-3, A-4, A-5, A-6 and A-7

                                          BOND SUMMARY (to Call)
                                          ----------------------

Prepayment Scenarios
                                     I         II         III         IV          V         VI         VII
Fixed Rate - PPC                    50%        75%        100%       115%       150%       200%       250%
Adjustable Rate - CPR               12%        18%        24%         28%        36%        50%        60%

A-1 (To Call)
----------------------------------------------------------------------------------------------------------------
       Prepayment Scenario           I         II         III         IV          V         VI         VII
----------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                1.61       1.21        0.99       0.91       0.76       0.64       0.56
Modified Duration (yrs.)*          1.49       1.13        0.94       0.86       0.73       0.62       0.54
First Principal Payment Date      4/25/01    4/25/01    4/25/01     4/25/01    4/25/01    4/25/01    4/25/01
Maturity                          6/25/04    7/25/03    1/25/03    10/25/02    7/25/02    4/25/02    2/25/02
Principal Windows (mos.)            39         28          22         19         16         13         11

A-2 (To Call)
----------------------------------------------------------------------------------------------------------------
       Prepayment Scenario           I         II         III         IV          V         VI         VII
----------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                4.21       2.93        2.28       2.03       1.62       1.28       1.08
Modified Duration (yrs.)*          3.65       2.64        2.09       1.87       1.51       1.21       1.02
First Principal Payment Date      6/25/04    7/25/03    1/25/03    10/25/02    7/25/02    4/25/02    2/25/02
Maturity                          5/25/06   10/25/04    12/25/03    8/25/03    2/25/03    9/25/02    6/25/02
Principal Windows (mos.)            24         16          12         11          8          6          5

A-3 (To Call)
----------------------------------------------------------------------------------------------------------------
       Prepayment Scenario           I         II         III         IV          V         VI         VII
----------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                6.99       4.63        3.49       3.04       2.36       1.80       1.46
Modified Duration (yrs.)*          5.55       3.94        3.07       2.71       2.14       1.66       1.37
First Principal Payment Date      5/25/06   10/25/04    12/25/03    8/25/03    2/25/03    9/25/02    6/25/02
Maturity                          7/25/10    1/25/07    7/25/05    12/25/04    1/25/04    4/25/03   11/25/02
Principal Windows (mos.)            51         28          20         17         12          8          6

A-4 (To Call)
----------------------------------------------------------------------------------------------------------------
       Prepayment Scenario           I         II         III         IV          V         VI         VII
----------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                11.99      8.09        5.88       5.05       3.77       2.72       2.10
Modified Duration (yrs.)*          8.16       6.14        4.76       4.19       3.26       2.43       1.91
First Principal Payment Date      7/25/10    1/25/07    7/25/05    12/25/04    1/25/04    4/25/03   11/25/02
Maturity                          2/25/14    5/25/10    3/25/08     4/25/07   11/25/05    8/25/04   11/25/03
Principal Windows (mos.)            44         41          33         29         23         17         13

* Modified Duration is calculated assuming a price of Par.

Prepayment Scenarios
                                      I         II         III         IV           V         VI        VII
Fixed Rate - PPC                     50%        75%        100%       115%        150%       200%      250%
Adjustable Rate - CPR                12%        18%        24%         28%         36%        50%       60%

A-5 (To Call)
-----------------------------------------------------------------------------------------------------------------
       Prepayment Scenario            I         II         III         IV          V         VI         VII
-----------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                 12.94      9.19        7.03       6.11       4.69       3.44       2.69
Modified Duration (yrs.)*           8.39       6.66        5.44       4.87       3.91       2.99       2.39
First Principal Payment Date       2/25/14    5/25/10    3/25/08     4/25/07   11/25/05    8/25/04   11/25/03
Maturity                           2/25/14    5/25/10    3/25/08     4/25/07   11/25/05    8/25/04   11/25/03
Principal Windows (mos.)              1          1          1           1          1          1          1

A-6 (To Call)
-----------------------------------------------------------------------------------------------------------------
       Prepayment Scenario            I         II         III         IV          V         VI         VII
-----------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                 8.18       7.13        6.17       5.57       4.49       3.43       2.69
Modified Duration (yrs.)*           6.14       5.55        4.96       4.57       3.82       3.01       2.42
First Principal Payment Date       4/25/04    4/25/04    4/25/04     4/25/04    4/25/04    4/25/04   11/25/03
Maturity                           2/25/14    5/25/10    3/25/08     4/25/07   11/25/05    8/25/04   11/25/03
Principal Windows (mos.)             119        74          48         37         20          5          1

A-7 (To Call)
-----------------------------------------------------------------------------------------------------------------
       Prepayment Scenario            I         II         III         IV          V         VI         VII
-----------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                 5.69       3.88        2.90       2.47       1.87       1.25       0.96
Modified Duration (yrs.)*           4.37       3.20        2.49       2.16       1.67       1.15       0.89
First Principal Payment Date       4/25/01    4/25/01    4/25/01     4/25/01    4/25/01    4/25/01    4/25/01
Maturity                           2/25/14    5/25/10    3/25/08     4/25/07   11/25/05    8/25/04   11/25/03
Principal Windows (mos.)             155        110         84         73         56         41         32

* Modified Duration is calculated assuming a price of Par.

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Centex Home Equity Loan Trust 2001-A, $475,000,000 (approximate)
Asset Backed Certificates, Classes A-1, A-2, A-3, A-4, A-5, A-6 and A-7

                          Class A-7 Available Funds Cap
                          -----------------------------

------------------------------------------   -----------------------------------------
        Pay Date  Available*   Available**            Pay Date  Available* Available**
Period             Funds Cap    Funds Cap    Period              Funds Cap  Funds Cap
------------------------------------------   -----------------------------------------
   1     4/25/01       N/A        N/A        25      4/25/03      12.80       9.86
   2     5/25/01      9.74       9.74        26      5/25/03      13.26      10.22
   3     6/25/01      9.42       9.42        27      6/25/03      12.90       9.92
   4     7/25/01      9.74       9.74        28      7/25/03      13.37      10.29
   5     8/25/01      9.44       9.43        29      8/25/03      13.14       9.99
   6     9/25/01      9.54       9.45        30      9/25/03      13.64      10.03
   7    10/25/01     10.03       9.85        31     10/25/03      14.64      10.40
   8    11/25/01      9.71       9.53        32     11/25/03      13.93       9.89
   9    12/25/01     10.27      10.08        33     12/25/03      14.41      10.22
  10     1/25/02     10.38      10.18        34      1/25/04      13.94       9.89
  11     2/25/02     10.42      10.21        35      2/25/04      14.09       9.89
  12     3/25/02     11.70      11.32        36      3/25/04      15.54      10.57
  13     4/25/02     10.28       9.77        37      4/25/04      15.02       9.89
  14     5/25/02     10.65      10.11        38      5/25/04      15.52      10.22
  15     6/25/02     10.33       9.81        39      6/25/04      15.04       9.89
  16     7/25/02     10.70      10.16        40      7/25/04      15.54      10.22
  17     8/25/02     10.40       9.86        41      8/25/04      15.18       9.89
  18     9/25/02     10.55       9.88        42      9/25/04      15.52       9.89
  19    10/25/02     11.12      10.24        43     10/25/04      16.51      10.22
  20    11/25/02     10.79       9.93        44     11/25/04      15.98       9.89
  21    12/25/02     11.22      10.29        45     12/25/04      16.53      10.22
  22     1/25/03     10.89       9.99        46      1/25/05      15.99       9.89
  23     2/25/03     11.20       9.96        47      2/25/05      16.13       9.89
  24     3/25/03     13.27      10.91        48      3/25/05      18.20      10.95

------------------------------------------   -----------------------------------------
* Assumes the 1month LIBOR and 6 month LIBOR instantaneously increase to a level beyond the highest maximum obtainable rate on the adjustable rate mortgage loans and run at the pricing speed to call.

** Assumes 1 month LIBOR is 50.00% and 6 month LIBOR is 4.95%.

                          Class A-7 Available Funds Cap
                          -----------------------------

  -----------------------------------------  -----------------------------------------
          Pay Date  Available* Available**           Pay Date  Available* Available**
  Period            Funds Cap   Funds Cap    Period            Funds Cap   Funds Cap
  -----------------------------------------  -----------------------------------------
   49     4/25/05    16.73        9.89        65     8/25/06    17.47        9.89
   50     5/25/05    17.29       10.22        66     9/25/06    17.47        9.89
   51     6/25/05    16.75        9.89        67    10/25/06    18.05       10.22
   52     7/25/05    17.30       10.22        68    11/25/06    17.47        9.89
   53     8/25/05    16.88        9.89        69    12/25/06    18.05       10.22
   54     9/25/05    17.18        9.89        70     1/25/07    17.47        9.89
   55    10/25/05    18.04       10.22        71     2/25/07    17.47        9.89
   56    11/25/05    17.46        9.89        72     3/25/07    19.34       10.95
   57    12/25/05    18.04       10.22        73     4/25/07    17.47        9.89
   58     1/25/06    17.46        9.89
   59     2/25/06    17.47        9.89
   60     3/25/06    19.34       10.95
   61     4/25/06    17.47        9.89
   62     5/25/06    18.05       10.22
   63     6/25/06    17.47        9.89
   64     7/25/06    18.05       10.22

  ------------------------------------------

* Assumes the 1month LIBOR and 6 month LIBOR instantaneously increase to a level beyond the highest maximum obtainable rate on the adjustable rate mortgage loans and run at the pricing speed to call.

** Assumes 1 month LIBOR is 50.00% and 6 month LIBOR is 4.95%.

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.